STRATEGIC
                                                               GLOBAL
                                                               INCOME
                                                               FUND INC.

                                                               -----------------
                                                               NOVEMBER 30, 2001


                                                                   ANNUAL REPORT

STRATEGIC GLOBAL INCOME FUND INC.                                  ANNUAL REPORT


                                                                January 15, 2002

Dear Shareholder,

We present you with the annual report for Strategic Global Income Fund, Inc. for the fiscal year ended November 30, 2001.

Q&A WITH PORTFOLIO MANAGER STUART WAUGH

--------------------------------------------------------------------

Q.   HOW DID THE FUND PERFORM DURING FISCAL YEAR ENDED
NOVEMBER 30, 2001? HOW DID ITS BENCHMARKS PERFORM?

A. For the fiscal year ended November 30, 2001, the Fund returned 11.2% on a net asset value basis; based on market price, the Fund returned 25.3%. For the same period, developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), returned 5.3% on an unhedged basis and 8.5% on a currency-hedged basis. Emerging market debt, as measured by the J.P. Morgan Emerging Market Bond Index Global (EMBI Global) rose 4.6%.

On a currency hedged basis, U.S. Treasurys outperformed European and Japanese government bonds. Yield curves in Europe and the U.S. normalized (short-term yields fell relative to long-term yields) as central bankers shifted from tight to extremely easy monetary policies. Yields in the short and intermediate parts of the Japanese Government Bond (JGB) curve continued to fall as the Bank of Japan (BOJ) adopted further policies to inject liquidity in an effort to stimulate the moribund economy.

The overall EMBI Global return disguises two divergent performance trends among components of the Index. Most sovereign credits within the EMBI Global universe had strong, positive returns over the period. However, Argentine bonds performed very poorly over the period as credit fundamentals in Argentina deteriorated and investors began to discount a near certainty of default by Argentina. Because of their large weight in the Index, these bonds substantially reduced the return of the overall EMBI Global.


Q.   WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THE PERIOD?

A. In the developed markets, we invested the largest portion of Fund assets in the United States, where we favored investment-grade issues. We also invested in European government bonds. However, we had no Japanese government bonds in the portfolio. We maintained a targeted approach to our emerging market exposure with most exposure in Russia and Mexico.

With regard to currencies, we had a moderate exposure to the euro and the Canadian and Australian dollars and no exposure to the yen.

In managing the duration of the Fund, we maintained moderate duration varying between 4.8 years to 5.2 years. (Duration is a measure of a bond's price sensitivity to interest rate changes. Generally, the


-------------------------------------

STRATEGIC GLOBAL INCOME FUND INC.

INVESTMENT GOAL:
Primarily, high current income;
secondarily, capital appreciation

PORTFOLIO MANAGER:
Stuart Waugh
Brinson Advisors, Inc.

COMMENCEMENT:
February 3, 1992

NYSE SYMBOL:
SGL

DIVIDEND PAYMENTS:
Monthly

-------------------------------------

ANNUAL REPORT                                  STRATEGIC GLOBAL INCOME FUND INC.


longer a bond's duration, the greater the potential for price appreciation when interest rates decline; and conversely, the greater the risk of price loss when interest rates rise.)

Q.   WHAT ARE YOUR THOUGHTS ON EMERGING MARKETS?

A. After the initial sell-off subsequent to the terror attacks of September 11, emerging markets debt recovered with other spread-product and equities. Aside from Argentine bonds, most emerging market debt is trading close to historically high valuations. These valuations in part reflect the impact of low Fed Funds rates and global macroeconomic prospects for recovery in 2002.

Apart from the developments in Argentina, we see no immediate threats to emerging market bond valuations. Argentina is remote from the rest of the world and material trade linkages are limited to several sectors in the Southern Cone. In retrospect it is not difficult to understand why Argentina's credit crisis has not had more of an immediate impact on sector valuations. However, the fact that the crisis did not have an immediate impact, does not preclude a long-term impact. The impact may evolve from precedents set during the restructuring of Argentina's debt and may not be fully felt until another country begins to encounter deteriorating credit conditions. Debate over a "financial architecture" which would define rules governing sovereign defaults and debt work-outs have raged in official and academic circles since the International Monetary Fund (IMF) emergency lending programs to the Asian governments in 1997. Recently the debate has become more focused as the IMF has brought forward a plan for expediting sovereign debt restructurings. At this point, however, we believe the situation remains too fluid to predict just how events will evolve in setting precedents for future sovereign work-outs. Such precedents will likely figure substantially in the risk premium investors are likely to demand from the emerging market debt asset class in the future.

The Fund's largest emerging market positions remain in Russia (4.1%)* and Mexico (4.3%)*. We believe that Russia remains on an upward credit trajectory. In Mexico, the Fox administration failed to deliver the fiscal reform proposals it made earlier in the year. As a result, the Mexican economy continues to labor under a fiscal and monetary policy mix which engenders peso overvaluation and has led to boom and bust cycles in the past. We continue to monitor credit developments there closely; therefore our strategy is subject to further revision either positively or negatively.


Q.   WHAT IS YOUR POSITION ON THE U.S. DOLLAR AND OTHER MAJOR CURRENCIES?

A. Presently we do not see any macroeconomic or capital market developments which we think are strong enough to engender a change to the trend of the dollar against the euro over the next year. We expect the euro to maintain the trading range it has established against the dollar over the last year. The poor performance of the Japanese economy and the lack of other policy alternatives create a strong incentive for the Finance Ministry to continue its policy of gradually weakening the yen against the dollar and the euro. The Fund presently holds no yen and maintains moderate exposure to the euro.

----------

* Weightings represent percentages of net assets as of November 30, 2001. The Fund's portfolio is actively managed and its composition will vary over time.

STRATEGIC GLOBAL INCOME FUND INC.                                  ANNUAL REPORT


We generally limited exposure to commodity currencies in the last several years, as they remained in long-term downtrends. However, we added exposure to the Australian and Canadian dollars during the fiscal year in the belief that they had reached levels where we could anticipate an intermediate-term reversal. Although we have been disappointed in the performance of these currencies since we increased the Fund's exposure, we continue to believe they will appreciate against the U.S. dollar if commodity prices rise with a world economic recovery.


Q. WHAT IS YOUR OUTLOOK?

A. We expect the U.S. to continue to lead the industrialized world economies in 2002. A mild rebuilding of inventories is likely to pull the U.S. economy out of the 2001 recession in the next several quarters. We have not identified any immediate prospective inflationary risks to bond valuations. In this economic environment, we expect European bond yields to follow the direction of yields in the U.S. We think Japanese bond yields are too low considering the country's borrowing requirements and its need for growth oriented policies. Consequently, the Fund presently has its highest concentration in U.S.-dollar denominated investment grade bonds (37.7%), and European government bonds (35.0%) and no positions in Japanese government bonds.

In 2001, the highest returns in the U.S. and European markets came from short- and intermediate-maturity bonds which benefited from declines in short-term rates brought about by the Federal Reserve and the European Central Bank (ECB); yields in longer maturity government bonds in each market ended the year right about where they began. This kind of yield curve change is not likely to occur again in 2002. If government bond yields fall in the U.S. or Europe, the change would likely occur as rates in the long-end fall relative to short rates. Therefore, the Fund has concentrated most of its positions in the U.S. market in a combination of bonds with long duration and short-term maturities, as opposed to bonds with intermediate maturities.

We do not think recession or deflationary trends will take hold in the U.S. this year. Although the long-term decline in bond yields is probably over, we do not ascribe a high probability to a major bear market in bonds. First, while yields are certainly not high by historic standards, we think the downside in bonds is limited. Yield curves are steep at least in the U.S. and Europe and risk premiums compensate for extending duration compared with historic levels. Second, with a surplus of manufacturing capacity presently available, and with unemployment rising worldwide, we do not see much in the way of prospective inflationary pressures. Last, specific BBB and stable BB credits in the corporate and emerging market sectors continue to offer attractive excess yields to Treasurys.

ANNUAL REPORT                                  STRATEGIC GLOBAL INCOME FUND INC.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 11/30/01

NET ASSET VALUE RETURNS+                            FUND          LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                                            5.99%              6.17%
1 Year                                             11.18              10.64
5 Years                                             5.69               3.50
Inception(degree)                                   7.31               5.74
--------------------------------------------------------------------------------


MARKET PRICE RETURNS+                               FUND          LIPPER MEDIAN*
--------------------------------------------------------------------------------
6 Months                                            8.29%              7.95%
1 Year                                             25.34              20.35
5 Years                                             9.61               6.50
Inception o                                         7.94               5.98
--------------------------------------------------------------------------------

----------
  + Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

  * Lipper Global Income Funds Median. Lipper Peer Group data calculated by Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

  o Inception for the Fund is February 3, 1992. Inception returns for the Lipper Median are shown as of nearest month end: January 31, 1992.

SHARE PRICE, DIVIDEND AND YIELD                                       11/30/01++
--------------------------------------------------------------------------------
Market Price                                                          $11.40
Net Asset Value                                                       $11.99
12-Month Dividend                                                     $ 1.2153
November 2001 Dividend                                                $ 0.1013
Market Yield                                                           10.66%
NAV Yield                                                              10.14%
IPO Yield                                                               8.10%
--------------------------------------------------------------------------------

----------
 ++ Market yield is calculated by multiplying the November distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the November distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price. Prices and yields will vary. Yields reflect the Fund's managed distributions policy. Information regarding that policy may be found in the section captioned "Distribution Policy" at the back of the report.

STRATEGIC GLOBAL INCOME FUND INC.                                  ANNUAL REPORT


PORTFOLIO CHARACTERISTICS

CURRENCY EXPOSURE*                                    11/30/01           5/31/01
--------------------------------------------------------------------------------
U.S. Dollar                                             60.4%              65.2%
Foreign Currency                                        39.6               34.8
--------------------------------------------------------------------------------
Total                                                  100.0%             100.0%

TOP 10 COUNTRIES*              11/30/01                                  5/31/01
--------------------------------------------------------------------------------

United States+                   24.5%    United States+                  31.4%
Germany                           7.4     Mexico                           6.3
France                            5.6     Germany                          5.6
United Kingdom                    5.5     United Kingdom                   5.4
Netherlands                       5.2     Denmark                          4.2
Denmark                           4.6     Netherlands                      3.7
Mexico                            4.3     Poland                           3.6
Russia                            4.1     Italy                            3.5
Italy                             3.8     Russia                           3.4
Qatar                             2.5     Qatar                            2.4
--------------------------------------------------------------------------------
Total                            67.5%    Total                           69.5%

CREDIT QUALITY*                                        11/30/01          5/31/01
--------------------------------------------------------------------------------

A1/P1                                                    18.2%             6.8%
AAA                                                      44.3             40.5
AA                                                        7.0             10.5
A                                                         9.8             17.8
BBB                                                      10.6              7.0
BB                                                        3.3              5.8
B                                                         5.1              8.8
Non-Rated                                                 0.9              1.1
Other assets in excess of liabilities                     0.8              1.7
--------------------------------------------------------------------------------
Total                                                   100.0%           100.0%

CHARACTERISTICS*                                       11/30/01          5/31/01
-------------------------------------------------------------------------------
Weighted Average Maturity                              9.5 yrs          10.5 yrs
Weighted Average Duration                              5.1 yrs           4.7 yrs
Net Assets (mm)                                         $219.0            $217.2
-------------------------------------------------------------------------------

------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
+ Excludes cash and cash equivalents and net receivables in excess of other assets.

ANNUAL REPORT                                  STRATEGIC GLOBAL INCOME FUND INC.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,2 please contact your investment professional or visit us at www.brinsonadvisors.com.

Sincerely,

/s/ BRIAN M. STORMS                    /s/ STUART WAUGH
-------------------                    ----------------
Brian M. Storms                        Stuart Waugh
President                              Portfolio Manager
Strategic Global Income Fund Inc.      Strategic Global Income Fund Inc.
                                       Executive Director
                                       Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.











----------
(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND INC.


PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 2001


  PRINCIPAL
   AMOUNT                                                        MATURITY               INTEREST
   (000)*                                                          DATES                  RATES             VALUE
  --------                                                   ----------------         -------------     -------------
LONG-TERM DEBT SECURITIES--72.67%
DENMARK--4.55%
     81,000   Kingdom of Denmark .......................   11/15/03 to 08/15/05           5.000%          $ 9,962,058
                                                                                                          -----------
FRANCE--5.55%
     12,915   Republic of France .......................   07/12/05 to 04/25/29      5.000 to 5.500        12,153,831
                                                                                                          -----------
GERMANY--7.43%
US$   4,700   Deutsch Ausgleich Bank ...................         06/23/05                 7.000             5,122,253
     12,550   Federal Republic of Germany ..............   02/17/04 to 07/04/11      3.250 to 5.000        11,153,902
                                                                                                          -----------
                                                                                                           16,276,155
                                                                                                          -----------
HUNGARY--0.86%
    525,000   Government of Hungary ....................         06/12/03                 9.500             1,887,623
                                                                                                          -----------
ITALY--3.80%
    8,252   Republic of Italy ..........................   04/01/04 to 11/01/27      6.500 to 8.500         8,313,525
                                                                                                          -----------
KOREA--0.90%
US$ 2,000   Korea Development Bank .....................         11/16/06                 5.250             1,969,200
                                                                                                          -----------
MALAYSIA--1.07%
US$ 2,516   Petroliam Nasional Berhad (1) ..............         10/15/26                 7.625             2,330,971
                                                                                                          -----------
MEXICO--4.29%
US$ 2,188   Mexican Multi-Year Refinance Loan Participation
               (Salomon Brothers Holding Company Inc.) (2)(3)    03/20/05                 4.625+            2,078,125
US$ 2,003   PEMEX Finance Ltd. .........................         11/15/03                 6.125             2,047,654
US$ 3,000   United Mexican States ......................         05/15/26                11.500             3,760,500
US$ 1,615   United Mexican States, PAR .................         12/31/19                 6.250             1,508,006
                                                                                                          -----------
                                                                                                            9,394,285
                                                                                                          -----------
MOROCCO--0.87%
US$ 2,191   Kingdom of Morocco Loan Participation, Tranche A
               (JP Morgan Chase Bank) (2)(3) ...........         01/05/09                 2.781+            1,905,882
                                                                                                          -----------
NETHERLANDS--5.18%
   12,017   Government of Netherlands ..................      02/15/07 to 01/15/28     5.500 to 5.750      11,337,120
                                                                                                          -----------
POLAND--1.56%
   14,530   Republic of Poland .........................      02/12/05 to 10/12/05        8.500             3,413,880
                                                                                                          -----------
QATAR--2.50%
US$ 4,746   State of Qatar (1) .........................         06/15/30                 9.750             5,482,920
                                                                                                          -----------
RUSSIA--4.07%
US$ 3,323   Russian Federation (1) .....................         03/31/10                 8.250             2,790,921
US$ 11,456  Russian Federation (1) ....................          03/31/30                 5.000#            6,129,207
                                                                                                          -----------
                                                                                                            8,920,128
                                                                                                          -----------
SPAIN--1.88%
    4,455   Government of Spain .......................          07/30/05                 4.950             4,123,513
                                                                                                          -----------
TRINIDAD & TOBAGO--1.95%
US$ 3,850   Republic of Trinidad & Tobago (1) ..........         10/01/09                 9.875             4,273,500
                                                                                                          -----------
TUNISIA--1.33%
US$ 3,095   Banque Centrale de Tunisie .................         09/19/27                 8.250             2,909,300
                                                                                                          -----------
UNITED KINGDOM--5.46%
    8,015   United Kingdom Gilt ........................      06/10/03 to 12/07/03     6.500 to 8.000      11,944,699
                                                                                                          -----------


  PRINCIPAL
   AMOUNT                                                        MATURITY               INTEREST
   (000)*                                                          DATES                  RATES          VALUE
  --------                                                   ----------------         -------------   -------------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
UNITED STATES--18.39%
    4,500   Abbey National Capital Trust.....................    06/30/30^               8.963%+      $  5,212,566
   11,000   Federal National Mortgage Association............ 02/15/06 to 11/15/30    5.500 to 6.625    11,595,034
    2,735   Fidelity Investment Co. (1)......................     06/15/29                7.570          2,982,805
    6,000   General Motors Acceptance Corp...................     11/10/03                5.750          6,117,192
    9,732   U.S. Treasury Inflation Index Notes.............. 04/15/28 to 04/15/29     3.625 to 3.875   10,291,961
    3,775   U.S. Treasury Notes..............................     11/15/27               6.125           4,075,230
                                                                                                       -----------
                                                                                                        40,274,788
                                                                                                       -----------
VENEZUELA--1.03%
US$ 3,000   Republic of Venezuela, PAR (4)...................    03/31/20               6.750            2,250,000
                                                                                                       -----------
Total Long-Term Debt Securities (cost--$159,573,968).........                                          159,123,378
                                                                                                       -----------
   NUMBER
  OF RIGHTS
    (000)
  --------
RIGHTS--0.01%
MEXICO--0.01%
    6,672   United Mexican States Value Recovery Rights
               Series A, Expiration Date 06/30/03 (5)
                (cost--$0)...................................                                               36,696
                                                                                                       -----------
  PRINCIPAL
   AMOUNT
   (000)*
  --------
SHORT-TERM DEBT SECURITIES--23.60%
AUSTRALIA--2.46%
   10,410   Government of Australia, Treasury Bills.........      1/22/02               4.170@         5,385,958
                                                                                                     -----------
HUNGARY--2.20%
1,335,000   Government of Hungary........................... 06/24/02 to 11/24/02    9.000 to 14.000   4,807,923
                                                                                                     -----------
UNITED STATES--18.94%
   28,000   Federal National Mortgage Association,
              Discount Notes................................          12/03/01            1.890@      27,997,060
    6,000   Ford Motor Credit Corp..........................          09/10/02            6.550        6,145,482
    7,252   United Treasury Inflation Index Notes...........          07/15/02            3.625        7,321,161
                                                                                                     -----------
                                                                                                      41,463,703
                                                                                                     -----------
Total Short-Term Debt Securities (cost $51,245,484).........                                          51,657,584
                                                                                                     -----------

STRATEGIC GLOBAL INCOME FUND INC.



  PRINCIPAL
   AMOUNT                                                                        MATURITY          INTEREST
    (000)                                                                          DATE              RATE            VALUE
  --------                                                                     -------------     -----------    -----------
REPURCHASE AGREEMENT--2.93%
   $6,421   Repurchase Agreement dated 11/30/01 with Deutsche Banc,
              collateralized by $6,610,000 U.S. Treasury Bills, zero coupon due 05/16/02 (value--$6,560,425); proceeds: $6,422,124
              (cost--$6,421,000)...............................................   12/03/01           2.100%     $  6,421,000
                                                                                                               -------------
Total Investments (cost $217,240,452)--99.21%..................................                                  217,238,658
Other assets in excess of liabilities--0.79%...................................                                    1,723,337
                                                                                                               -------------
Net Assets--100%...............................................................                                 $218,961,995
                                                                                                               =============

----------

Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
PAR   Par Bond.
US$   United States Dollars.

+    Reflects rate at November 30, 2001 on variable coupon rate instruments.

 #   Reflects rate at November 30, 2001 on step coupon rate instruments.

 ^   Maturity date shown is callable date for perpetual rewriting securities.

 @   Yield to maturity for discounted securities.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Participation interest was acquired through the financial institution indicated parenthetically.

(3)  IIIiquid securities represent 1.82% of net assets.

(4) With an additional 15,000 oil warrants attached expiring on 4/15/20 with no market value.

(5) Rights do not currently accrue income. Quarterly payment, if any, will vary based on several factors including oil exports, prices, and inflation.

-------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                  UNREALIZED
                                                 CONTRACT TO                                      APPRECIATION
                                                   DELIVER     IN EXCHANGE FOR   MATURITY DATES  (DEPRECIATION)
                                                  ---------   ----------------   --------------   ------------
United States................................. 10,145,699        CAD 16,212,725      01/09/02      $161,878
Euros.........................................  2,263,252        US$  2,020,993      01/04/02        (4,120)
                                                                                                   ---------
                                                                                                   $157,758
                                                                                                   =========

---------

Currency Type Abbreviation:
CAD--Canadian Dollars
US$--U.S. Dollars


INVESTMENTS BY TYPE OF ISSUER


                                                   PERCENTAGE OF NET ASSETS
                                                   ------------------------
                                                   LONG-TERM   SHORT-TERM
                                                   ---------   ----------
Government and other public issuers .............     54.28%     8.00%
U.S. Agency Obligations .........................      5.30     12.79
Financial .......................................     12.04      2.81
Oil/Gas .........................................      1.06        --
Repurchase agreement ............................        --      2.93
                                                      -----     -----
                                                      72.68%    26.53%
                                                      =====     =====

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND INC.



STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2001


ASSETS
Investments in securities, at value (cost--$217,240,452) ........................   $217,238,658
Cash (including foreign currencies with a cost of $558,702 and value of $559,917)        590,234
Interest receivable .............................................................      3,452,692
Net unrealized appreciation on forward foreign currency contracts ...............        157,758
                                                                                    ------------
Total assets ....................................................................    221,439,342
                                                                                    ------------
LIABILITIES
Payable for investments purchased ...............................................      2,057,995
Payable to investment advisor and administrator .................................        180,882
Accrued expenses and other liabilities ..........................................        238,470
                                                                                    ------------
Total liabilities ...............................................................      2,477,347
                                                                                    ------------
NET ASSETS
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  18,258,828 shares issued and outstanding ......................................    219,902,209
Distributions in excess of net investment income Accumulated net ................       (157,758)
realized loss from investment transactions Net unrealized appreciation ..........       (917,490)
of investments, other assets, liabilities and forward contracts denominated in
foreign currencies ..............................................................        135,034
                                                                                    ------------
Net assets ......................................................................   $218,961,995
                                                                                    ============
Net asset value per share .......................................................         $11.99
                                                                                          ======


                 See accompanying notes to financial statements
10

STRATEGIC GLOBAL INCOME FUND INC.

STATEMENT OF OPERATIONS



                                                                                     FOR THE YEAR
                                                                                         ENDED
                                                                                   NOVEMBER 30, 2001
                                                                                    ---------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $37,650) ............................    $15,787,305
                                                                                      ------------

EXPENSES:
Investment advisory and administration ............................................      2,213,846
Custody and accounting ............................................................        189,543
Reports and notices to shareholders ...............................................         82,605
Professional fees .................................................................         78,247
Transfer agency fees ..............................................................         23,945
Directors' fees ...................................................................         10,500
Other expenses ....................................................................         29,772
                                                                                      ------------
                                                                                         2,628,458
                                                                                      ------------
NET INVESTMENT INCOME .............................................................     13,158,847
                                                                                      ------------


REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gain (loss) from:
  Investment transactions .........................................................        109,183
  Foreign currency transactions ...................................................     (3,857,809)
Net change in unrealized appreciation/depreciation of:
  Investments .....................................................................     12,877,507
  Other assets, liabilities and forward contracts denominated in foreign currencies        885,514
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .......................     10,014,395
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $23,173,242
                                                                                      ============


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND INC.


STATEMENT OF CHANGES IN NET ASSETS



                                                                                                       FOR THE YEARS ENDED
                                                                                                          NOVEMBER 30,
                                                                                               ------------------------------
                                                                                                    2001             2000
                                                                                               -------------    -------------
FROM OPERATIONS:
Net investment income ......................................................................     $13,158,847      $16,238,284
Net realized gains from investment transactions ............................................         109,183        1,548,130
Net realized losses from foreign currency transactions .....................................      (3,857,809)      (9,960,750)
Net change in unrealized appreciation/depreciation of:
  Investments ..............................................................................      12,877,507        1,096,653
  Other assets, liabilities and forward contracts denominated in foreign currencies ........         885,514         (405,919)
                                                                                               -------------    -------------
Net increase in net assets resulting from operations .......................................      23,173,242        8,516,398
                                                                                               -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................................................     (10,031,874)      (5,674,805)
From paid-in-capital .......................................................................     (12,130,302)     (16,001,263)
In excess of net investment income .........................................................              --       (1,546,794)
                                                                                               -------------    -------------
                                                                                                 (22,162,176)     (23,222,862)
                                                                                               -------------    -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased .................................................................      (1,722,778)     (13,535,045)
                                                                                               -------------    -------------
Net decrease in net assets .................................................................        (711,712)     (28,241,509)

NET ASSETS:
Beginning of year ..........................................................................     219,673,707      247,915,216
                                                                                               -------------    -------------
End of year (including undistributed net investment income of $573,078 at November 30, 2000)    $218,961,995     $219,673,707
                                                                                               =============    =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Strategic Global Income Fund Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's primary objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), the investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed or advised by Brinson Advisors.

NOTES TO FINANCIAL STATEMENTS

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation of investments and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or other liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered

NOTES TO FINANCIAL STATEMENTS

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Board has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At November 30, 2001, the Fund owed Brinson Advisors $180,882 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, has been approved as a borrower under the Fund's securities lending program. For the year ended November 30, 2001, UBS PaineWebber earned $42 in compensation as the Fund's lending agent, and the Fund earned compensation of $193 net of fees, rebates and expenses. At November 30, 2001, there were no securities on loan.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at November 30, 2001 was substantially the same as the cost of securities for financial statement purposes.



-------------
* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS

   At November 30, 2001, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost over value) ....................................            $(7,897,621)
Gross appreciation (investments having an excess of value over cost) ....................................              7,895,827
                                                                                                                     -----------
Net unrealized depreciation of investments ..............................................................            $    (1,794)
                                                                                                                     ===========

   For the year ended November 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,643,768 and $89,839,847, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value capital stock authorized and 18,258,828 shares outstanding at November 30, 2001. For the year ended November 30, 2001, the Fund repurchased 163,900 shares of common stock at an average market price of $10.45 and a weighted average discount from net asset value of 13.33%. For the year ended November 30, 2000, the Fund repurchased 1,307,900 shares of common stock at an average market price of $10.31 and a weighted average discount from net asset value of 15.41%.

   For the period September 17, 1998 (commencement of repurchase program) through November 30, 2001, the Fund repurchased 3,148,300 shares of common stock at an average market price of $10.74 and a weighted average discount from net asset value of 12.54%. At November 30, 2001, paid-in-capital was reduced by the cost of $34,013,476 of capital stock repurchased.

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2001, distributions in excess of net investment income was decreased by $8,272,493, accumulated net realized loss from investment transactions was decreased by $3,857,809 and capital stock was decreased by $12,130,302. Permanent book/tax differences are primarily attributable to foreign currency gains/losses and return of capital distributions.

   At November 30, 2001, the Fund had a net capital loss carryforward of $602,630. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire as follows: $441,792 will expire November 30, 2007 and $160,838 will expire November 30, 2008. To the extent that such losses are used to offset future net realized capital gains, as provided in the regulations, it is possible those gains will not be distributed.

STRATEGIC GLOBAL INCOME FUND INC.



FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:



                                                                          FOR THE YEARS ENDED NOVEMBER 30,
                                                      --------------------------------------------------------------------------
                                                            2001            2000        1999             1998          1997
                                                            ----            ----        ----             ----          ----
Net asset value, beginning of year ..................        $11.92          $12.56       $13.55          $14.03          $14.42
                                                        -----------     -----------  -----------     -----------     -----------
Net investment income ...............................          0.72            0.85@        0.81@           0.94            1.09
Net realized and unrealized gains (losses) from
  investment and foreign currency transactions ......          0.55           (0.41)@      (0.89)@         (0.02)          (0.36)
                                                        -----------     -----------  -----------     -----------     -----------
Net increase (decrease) from investment operations ..          1.27            0.44        (0.08)           0.92            0.73
                                                        -----------     -----------  -----------     -----------     -----------
Dividends from net investment income ................         (0.55)          (0.29)       (0.48)          (0.87)          (0.96)
Distributions from net realized gains from investment
  and foreign currency transactions .................            --              --           --           (0.49)          (0.16)
Distributions from paid-in-capital ..................         (0.66)          (0.84)       (0.56)          (0.06)             --
Distributions in excess of net investment income ....            --           (0.08)          --              --              --
                                                        -----------     -----------  -----------     -----------     -----------
Total dividends and distributions to shareholders ...         (1.21)         (1.21)        (1.04)          (1.42)          (1.12)
                                                        -----------     -----------  -----------     -----------     -----------
Net increase in net asset value resulting from
  repurchase of common stock ........................          0.01            0.13         0.13            0.02              --
                                                        -----------     -----------  -----------     -----------     -----------
Net asset value, end of year ........................        $11.99          $11.92       $12.56          $13.55          $14.03
                                                        ===========     ===========  ===========     ===========     ===========
Market value, end of year ...........................        $11.40          $10.13       $10.00          $11.75          $11.94
                                                        ===========     ===========  ===========     ===========     ===========
Total investment return (1) .........................         25.34%          13.75%       (6.41)%         10.66%           6.67%
                                                        ===========     ===========  ===========     ===========     ===========
Ratios/Supplemental data:
Net assets, end of year (000's) .....................      $218,962        $219,674     $247,915        $286,495        $300,369
Expenses to average net assets ......................          1.19%           1.19%        1.17%           1.16%           1.20%
Net investment income to average net assets .........          5.94%           6.89%        6.21%           6.82%           7.63%
Portfolio turnover rate .............................            29%             53%          58%            120%            134%


---------

@    Calculated using average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND INC.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Directors and Shareholders of
Strategic Global Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund Inc. at November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


 New York, New York
 January 18, 2002

STRATEGIC GLOBAL INCOME FUND INC.



GENERAL INFORMATION (UNAUDITED)

THE FUND

   Strategic Global Income Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $78.3 billion in assets under management as of December 31, 2001.


SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.


DIVIDEND REINVESTMENT PLAN

   The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent

STRATEGIC GLOBAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.


DISTRIBUTION POLICY

   Effective January 2000, the Board revised the Fund's managed distribution policy to make regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of the month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

   To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

   Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

-------------------------------------------------------------------------------
DIRECTORS

E. Garrett Bewkes, Jr.          George W. Gowen
CHAIRMAN                        William W. Hewitt, Jr.
Margo N. Alexander              Morton L. Janklow
Richard Q. Armstrong            Frederic V. Malek
David J. Beaubien               Carl W. Schafer
Richard R. Burt                 William D. White
Meyer Feldberg

PRINCIPAL OFFICERS
Brian M. Storms                 Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Amy R. Doberman                 Stuart Waugh
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISOR AND
ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS report.